Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2022 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2023	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2023	Oct. 31, 2022	Oct. 31, 2022
Net revenue: (a)
Compute	$3,044	$3,011	$3,027	$3,768	$12,850	$3,016	$2,985	$3,004	$3,737	$12,742	$28	$26	$23	$31	$108
HPC & MCS	790	710	830	862	3,192	790	710	830	862	3,192	—	—	—	—	—
Storage	1,128	1,072	1,129	1,274	4,603	1,156	1,098	1,152	1,305	4,711	(28)	(26)	(23)	(31)	(108)
Intelligent Edge	901	867	941	965	3,674	901	867	941	965	3,674	—	—	—	—	—
Financial Services	842	823	817	857	3,339	842	823	817	857	3,339	—	—	—	—	—
Corporate Investments and Other	325	327	300	303	1,255	325	327	300	303	1,255	—	—	—	—	—
Total segments	7,030	6,810	7,044	8,029	28,913	7,030	6,810	7,044	8,029	28,913	—	—	—	—	—
Elimination of intersegment net revenue	(69)	(97)	(93)	(158)	(417)	(69)	(97)	(93)	(158)	(417)	—	—	—	—	—
Total HPE consolidated net revenue	$6,961	$6,713	$6,951	$7,871	$28,496	$6,961	$6,713	$6,951	$7,871	$28,496	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Compute	$427	$426	$408	$560	$1,821	$416	$415	$400	$549	$1,780	$11	$11	$8	$11	$41
HPC & MCS	(7)	(40)	28	30	11	(7)	(40)	28	30	11	—	—	—	—	—
Storage	157	127	161	196	641	168	138	169	207	682	(11)	(11)	(8)	(11)	(41)
Intelligent Edge	157	109	155	128	549	157	109	155	128	549	—	—	—	—	—
Financial Services	104	104	96	95	399	104	104	96	95	399	—	—	—	—	—
Corporate Investments and Other	(11)	(24)	(31)	(26)	(92)	(11)	(24)	(31)	(26)	(92)	—	—	—	—	—
Total segment earnings from operations	827	702	817	983	3,329	827	702	817	983	3,329	—	—	—	—	—
Unallocated corporate costs and eliminations	(59)	(75)	(88)	(81)	(303)	(59)	(75)	(88)	(81)	(303)	—	—	—	—	—
Stock-based compensation expense	(128)	(114)	(64)	(85)	(391)	(128)	(114)	(64)	(85)	(391)	—	—	—	—	—
Amortization of initial direct cost	(1)	(1)	(1)	(1)	(4)	(1)	(1)	(1)	(1)	(4)	—	—	—	—	—
Amortization of intangible assets	(73)	(74)	(73)	(73)	(293)	(73)	(74)	(73)	(73)	(293)	—	—	—	—	—
Impairment of goodwill	—	—	—	(905)	(905)	—	—	—	(905)	(905)	—	—	—	—	—
Transformation costs	(111)	(98)	(80)	(184)	(473)	(111)	(98)	(80)	(184)	(473)	—	—	—	—	—
Disaster recoveries (charges)	1	(125)	(36)	1	(159)	1	(125)	(36)	1	(159)	—	—	—	—	—
Acquisition, disposition and other related charges	(8)	(8)	(9)	6	(19)	(8)	(8)	(9)	6	(19)	—	—	—	—	—
Interest and other, net	(5)	—	(74)	(109)	(188)	(5)	—	(74)	(109)	(188)	—	—	—	—	—
Tax indemnification adjustments	(17)	—	(30)	(20)	(67)	(17)	—	(30)	(20)	(67)	—	—	—	—	—
Non-service net periodic benefit credit	36	36	34	28	134	36	36	34	28	134	—	—	—	—	—
Earnings from equity interests	31	33	68	83	215	31	33	68	83	215	—	—	—	—	—
Total HPE consolidated earnings (loss) before taxes	$493	$276	$464	$(357)	$876	$493	$276	$464	$(357)	$876	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2022 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2022	Apr. 30, 2022	July 31, 2022	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022	Apr. 30, 2022	July 31, 2023	Oct. 31, 2022	Oct. 31, 2022	Jan. 31, 2022		Apr. 30, 2022		July 31, 2023		Oct. 31, 2022		Oct. 31, 2022
Segment operating margin:(a)
Compute	14.0%	14.1%	13.5%	14.9%	14.2%	13.8%	13.9%	13.3%	14.7%	14.0%	0.2	pts	0.2	pts	0.2	pts	0.2	pts	0.2	pts
HPC & MCS	(0.9)%	(5.6)%	3.4%	3.5%	0.3%	(0.9)%	(5.6)%	3.4%	3.5%	0.3%	—	pts	—	pts	—	pts	—	pts	—	pts
Storage	13.9%	11.8%	14.3%	15.4%	13.9%	14.5%	12.6%	14.7%	15.9%	14.5%	(0.6	pts)	(0.8	pts)	(0.4	pts)	(0.5	pts)	(0.6	pts)
Intelligent Edge	17.4%	12.6%	16.5%	13.3%	14.9%	17.4%	12.6%	16.5%	13.3%	14.9%	—	pts	—	pts	—	pts	—	pts	—	pts
Financial Services	12.4%	12.6%	11.8%	11.1%	11.9%	12.4%	12.6%	11.8%	11.1%	11.9%	—	pts	—	pts	—	pts	—	pts	—	pts
Corporate Investments and Other	(3.4)%	(7.3)%	(10.3)%	(8.6)%	(7.3)%	(3.4)%	(7.3)%	(10.3)%	(8.6)%	(7.3)%	—	pts	—	pts	—	pts	—	pts	—	pts
Total segment operating margin	11.8%	10.3%	11.6%	12.2%	11.5%	11.8%	10.3%	11.6%	12.2%	11.5%	—	pts	—	pts	—	pts	—	pts	—	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2021 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2021	Apr. 30, 2021	July 31, 2021	Oct. 31, 2021	Oct. 31, 2021	Jan. 31, 2021	Apr. 30, 2021	July 31, 2021	Oct. 31, 2021	Oct. 31, 2021	Jan. 31, 2021	Apr. 30, 2021	July 31, 2021	Oct. 31, 2021	Oct. 31, 2021
Net revenue: (a)
Compute	$3,018	$3,004	$3,133	$3,254	$12,409	$2,984	$2,974	$3,102	$3,224	$12,284	$34	$30	$31	$30	$125
HPC & MCS	761	684	740	999	3,184	761	684	740	999	3,184	—	—	—	—	—
Storage	1,158	1,106	1,144	1,227	4,635	1,192	1,136	1,175	1,257	4,760	(34)	(30)	(31)	(30)	(125)
Intelligent Edge	810	803	871	818	3,302	810	803	871	818	3,302	—	—	—	—	—
Financial Services	860	839	844	858	3,401	860	839	844	858	3,401	—	—	—	—	—
Corporate Investments and Other	321	350	332	353	1,356	321	350	332	353	1,356	—	—	—	—	—
Total Segments	6,928	6,786	7,064	7,509	28,287	6,928	6,786	7,064	7,509	28,287	—	—	—	—	—
Elimination of intersegment net revenue	(95)	(86)	(167)	(155)	(503)	(95)	(86)	(167)	(155)	(503)	—	—	—	—	—
Total HPE consolidated net revenue	$6,833	$6,700	$6,897	$7,354	$27,784	$6,833	$6,700	$6,897	$7,354	$27,784	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Compute	$358	$348	$361	$315	$1,382	$341	$334	$346	$302	$1,323	$17	$14	$15	$13	$59
HPC & MCS	43	18	28	142	231	43	18	28	142	231	—	—	—	—	—
Storage	217	177	162	160	716	234	191	177	173	775	(17)	(14)	(15)	(13)	(59)
Intelligent Edge	154	126	140	89	509	154	126	140	89	509	—	—	—	—	—
Financial Services	84	91	94	121	390	84	91	94	121	390	—	—	—	—	—
Corporate Investments and Other	(31)	(25)	(28)	(11)	(95)	(31)	(25)	(28)	(11)	(95)	—	—	—	—	—
Total segment earnings from operations	825	735	757	816	3,133	825	735	757	816	3,133	—	—	—	—	—
Unallocated corporate costs and eliminations	(52)	(50)	(84)	(99)	(285)	(52)	(50)	(84)	(99)	(285)	—	—	—	—	—
Stock-based compensation expense	(110)	(98)	(86)	(78)	(372)	(110)	(98)	(86)	(78)	(372)	—	—	—	—	—
Amortization of initial direct costs	(2)	(2)	(2)	(2)	(8)	(2)	(2)	(2)	(2)	(8)	—	—	—	—	—
Amortization of intangible assets	(110)	(84)	(82)	(78)	(354)	(110)	(84)	(82)	(78)	(354)	—	—	—	—	—
Transformation costs	(311)	(209)	(213)	(197)	(930)	(311)	(209)	(213)	(197)	(930)	—	—	—	—	—
Disaster charges	—	(1)	(5)	(10)	(16)	—	(1)	(5)	(10)	(16)	—	—	—	—	—
Acquisition, disposition and other related charges	(18)	(13)	(3)	(2)	(36)	(18)	(13)	(3)	(2)	(36)	—	—	—	—	—
Interest and other, net	(44)	(11)	(50)	(6)	(111)	(44)	(11)	(50)	(6)	(111)	—	—	—	—	—
Tax indemnification adjustments	(16)	—	76	5	65	(16)	—	76	5	65	—	—	—	—	—
Non-service net periodic benefit credit	17	17	19	17	70	17	17	19	17	70	—	—	—	—	—
Litigation judgment	—	—	—	2,351	2,351	—	—	—	2,351	2,351	—	—	—	—	—
Early debt redemption costs	—	—	—	(100)	(100)	—	—	—	(100)	(100)	—	—	—	—	—
Earnings from equity interests	26	4	79	71	180	26	4	79	71	180	—	—	—	—	—
Total HPE consolidated earnings before taxes	$205	$288	$406	$2,688	$3,587	$205	$288	$406	$2,688	$3,587	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2021 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2021	Apr. 30, 2021	July 31, 2021	Oct. 31, 2021	Oct. 31, 2021	Jan. 31, 2021	Apr. 30, 2021	July 31, 2021	Oct. 31, 2021	Oct. 31, 2021	Jan. 31, 2021		Apr. 30, 2021		July 31, 2021		Oct. 31, 2021		Oct. 31, 2021
Segment operating margin:(a)
Compute	11.9%	11.6%	11.5%	9.7%	11.1%	11.4%	11.2%	11.2%	9.4%	10.8%	0.5	pts	0.4	pts	0.3	pts	0.3	pts	0.3	pts
HPC & MCS	5.7%	2.6%	3.8%	14.2%	7.3%	5.7%	2.6%	3.8%	14.2%	7.3%	—	pts	—	pts	—	pts	—	pts	—	pts
Storage	18.7%	16.0%	14.2%	13.0%	15.4%	19.6%	16.8%	15.1%	13.8%	16.3%	(0.9	pts)	(0.8	pts)	(0.9	pts)	(0.8	pts)	(0.9	pts)
Intelligent Edge	19.0%	15.7%	16.1%	10.9%	15.4%	19.0%	15.7%	16.1%	10.9%	15.4%	—	pts	—	pts	—	pts	—	pts	—	pts
Financial Services	9.8%	10.8%	11.1%	14.1%	11.5%	9.8%	10.8%	11.1%	14.1%	11.5%	—	pts	—	pts	—	pts	—	pts	—	pts
Corporate Investments and Other	(9.7)%	(7.1)%	(8.4)%	(3.1)%	(7.0)%	(9.7)%	(7.1)%	(8.4)%	(3.1)%	(7.0)%	—	pts	—	pts	—	pts	—	pts	—	pts
Total segment operating margin	11.9%	10.8%	10.7%	10.9%	11.1%	11.9%	10.8%	10.7%	10.9%	11.1%	—	pts	—	pts	—	pts	—	pts	—	pts

(a) Effective at the beginning of the first quarter of fiscal 2023, in order to align its segment financial reporting more closely with its current business structure, the Company implemented an organizational change with the transfer of certain storage networking products, previously reported within the Storage reportable segment, to the Compute reportable segment.
The Company reflected these changes to its segment information retrospectively to the fiscal 2021 and 2022 financial results, which primarily resulted in the realignment of net revenue and operating profit for each of the segments as described above. These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, net earnings, net earnings per share ("EPS") or total assets.